EXHIBIT 4.2

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

BY AND AMONG

CALLWAVE, INC.

AND

THE INVESTORS NAMED HEREIN

DATED AS OF MAY 31, 2001

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) dated for reference purposes as of May 31, 2001, by and among CALLWAVE, INC., a California corporation (the “Company”) and the holders of the Company’s Series A Preferred Stock listed on Schedule A hereto (the “SERIES A HOLDERS”), the holders of the Company’s Series B Preferred Stock listed on Schedule B hereto (the “SERIES B HOLDERS”), the holders of the Company’s Series C Preferred Stock listed on Schedule C hereto (the “SERIES C HOLDERS”), the holders of the Company’s Series D Preferred Stock listed on Schedule D hereto (the “SERIES D HOLDERS”), and the holders of the Company’s Series E Preferred Stock listed on Schedule E hereto (the “SERIES E HOLDERS”) (each of the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, and the Series E Holders individually is referred to as an “INVESTOR” and collectively are referred to as the “INVESTORS”), with reference to the following facts:

RECITALS:

A. The Company previously issued to certain Investors shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, and in connection with such issuance the Company, the Series A Holders, the Series B Holders, the Series C Holders, and the Series D Holders executed that certain Prior Rights Agreement (as defined below), pursuant to which the Company granted certain registration and other rights to the Series A Holders, the Series B Holders, the Series C Holders, and the Series D Holders.

B. Concurrently with the execution of this Agreement, the Series E Holders are purchasing from the Company certain shares of the Company’s Series E Preferred Stock, and the Company has agreed to execute and deliver this Agreement to the Series E Holders in order to grant to them certain registration and other rights with respect to their shares of Series E Preferred Stock.

C. The Parties have agreed to execute this Agreement in order to amend, restate and supersede the Investors Rights Agreement and to memorialize the terms and conditions on which the Company shall grant to all Investors certain registration and other rights with respect to the Company’s outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock.

AGREEMENTS:

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the term:

1.1 “Act” means the Securities Act of 1933, as amended.

1.2 “Common Stock” means the common capital stock of the Company.

1.3 “Common Stock Equivalents” means the Company’s Common Stock then outstanding plus the shares of Common Stock then issuable upon conversion of the Company’s then outstanding Preferred Stock.

1.4 “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the United States Securities and Exchange Commission (the “SEC”) which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.5 “Holder” means each Investor and each additional person who purchases any shares of this Company’s Preferred Stock and executes this Agreement.

1.6 “Preferred Stock” means, collectively, the Company’s (i) Series A Preferred Stock, (ii) Series B Preferred Stock, (iii) Series C Preferred Stock, (iv) Series D Preferred Stock, and (v) Series E Preferred Stock.

1.7 “Prior Rights Agreement” means that certain “Investor Rights Agreement” dated effective June 26, 2000, by and among the Company and the Series A Holders, the Series B Holders, the Series C Holders, and the Series D Holders.

1.8 “Register,” “Registered,” and “Registration” mean a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Act, and the SEC’s declaring or ordering of effectiveness of such registration statement or document.

1.9 “Qualified Initial Public Offering” means an underwritten public offering of shares of the Company’s capital stock pursuant to an effective registration statement filed under the Act, pursuant to which the Company has (i) generated at least Ten Million Dollars ($10,000,000) of gross offering proceeds, (ii) sold its shares in such offering at a price per share that is (x) at least Five Dollars ($5.00) per share, and (y) at least equal to the product of (A) four and seventeen hundredths (4.17), multiplied times (B) the Series D original purchase price of $2.40 per share (as adjusted for stock splits with respect to such shares).

1.10 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock, and (iii) shares of Common Stock issuable upon exercise of warrants granted in connection with promissory notes issued by the Company, to the extent the Board of Directors elects to grant to the holders of such warrants the registration rights granted in this Agreement.

1.11 “Registrable Securities then outstanding” means the shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to exercisable or convertible securities which are, Registrable Securities.

2. REGISTRATION RIGHTS

The Company covenants and agrees as follows:

2.1 Requested Registration. If the Company shall receive at any time after the earlier of (i) April 30, 2002, or (ii) nine (9) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least twenty-five percent (25.0%) of the Company’s Registrable Securities then outstanding (including all shares of Common Stock into which such shares of Preferred Stock and then may have been converted) that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 2.1.1, below, use its diligent best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such written notice by the Company.

2.1.1 Exceptions. However, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1:

A. If the minimum aggregate offering price of the Registrable Securities requested to be registered pursuant to such registration by all of the Holders is less than One Million Dollars ($1,000,000);

B. If the Company has effected two (2) such registrations pursuant to this Section 2.1, and such registrations have been declared or ordered effective; or

C. If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors (or underwriters then engaged by the Company to conduct an offering within one hundred and eighty (180) days following the date of the Holders’ request hereunder) such requested registration, if implemented, would have a material adverse impact upon the Company or its stockholders, then the Company’s obligation to use its best efforts to register, qualify or comply under this Section 2.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

2.1.2 Underwriting. If the Holders initiating the registration request hereunder (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1, above. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 2.1, and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) shall be limited to the extent provided herein.

A. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in Section 2.8.2. Notwithstanding any other provision of this Section 2.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Holders of a majority of the Registrable Securities proposed to be included in such registration, until all of the Registrable Securities proposed to be included in such registration are included in such registration. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

B. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

2.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration relating solely to a corporate reorganization or other similar Rule 145 transaction on Form S-4 or any similar form promulgated in the future), then the Company shall, at such time, promptly give each Holder written notice of such registration.

2.2.1 Request by Holder. Upon the written request of each Holder given within twenty (20) days after mailing of the written notice described in Section 2.2, above, by the Company, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

2.2.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2. In such event the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in Section 2.8.2. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below five percent (5.0%) of the total amount of securities included in such registration, unless such offering is the initial public offering and the registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded; provided, further, that if the number of shares of Registrable Securities permitted to be registered is reduced pursuant to the preceding sentence, then no persons may sell securities in such offering except for the Company and the Holders of Registrable Securities.

A. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration, and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

B. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

2.3 Form S-3 Registration.

2.3.1 Request for Registration. After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing portions of this Section 2, if any Holder or Holders request that the Company effect a registration on Form S-3 and any related or successor qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders. Upon the written request of each Holder given within twenty (20) days after mailing of written notice by the Company, the Company shall effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Section 2.1, above.

2.3.2 Exceptions. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.3:

A. If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than Five Hundred Thousand Dollars ($500,000);

B. If the Company has already effected two (2) such registrations pursuant to this Section 2.3 within such twelve-month period, and such registrations have been declared or ordered effective; or

C. If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company’s obligation to use its best efforts to register, qualify or comply under this Section 2.3 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

2.4.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

2.4.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

2.4.3 Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

2.4.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

2.4.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

2.4.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

2.4.7 Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, and a letter dated as of such date, from the independent certified public accountant of the Company, each in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Demand and Company Registration. The Company shall bear and pay:

2.6.1 Demand Registration. All expenses (other than underwriting discounts and commissions, which shall be paid out of the gross proceeds of such underwritten offering) including quoting in connection with registrations, filings, or qualifications pursuant to Section 2.1, above, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of accounts for the Company and reasonable fees of one special counsel selected by the Selling Holders; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding initiated pursuant to Section 2.1, above, if the registration request is subsequently withdrawn at the request of the Holders of the majority of the Registrable Securities to be registered therein (in which case all participating Holders shall bear such expenses), unless the Holders of the majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1, above; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request, then such Holders shall not be required to pay any such expenses and shall retain their rights to initiate registration pursuant to Section 2.1, above.

2.6.2 Company Registration. All expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 2.2, above, for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, and the fees and disbursements of counsel for the selling Holders selected by them, including reasonable fees of one special counsel selected by the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

2.7 Expenses of S-3 Registration. For the first two (2) registrations pursuant to Section 2.3, above, all expenses, including (without limitation) underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.3, the fees and disbursements of counsel selected by the selling Holders, all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company, thereafter such expenses shall be borne pro rata by the selling Holders (except for the fees of Company counsel and the Company’s accounting fees which shall be paid by the Company) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities being sold by such Holders pursuant to such registration.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

2.8.1 Indemnity by Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the employees, officers, directors, agents and partners of such Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, the officers, directors and partners of a Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

2.8.2 Indemnity by Holder. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.8.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall the total amount of any indemnity under this Section 2.8.2 exceed the net proceeds from the offering received by such Holder.

2.8.3 Indemnity Procedure. Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

2.8.4 Contribution. In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion, so that the Holder is responsible for and shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and other selling Holders are responsible for the remaining portion, provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.8.5 Survival. The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

2.9.1 Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after one hundred eighty (180) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

2.9.2 Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

2.9.3 File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

2.9.4 Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after one hundred eighty (180) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

2.10 “Market Stand-Off” Agreement. Each Holder of Registrable Securities hereby agrees that, during such period as is determined by the Company’s underwriters (not to exceed 180 days following the effective date of the first registration statement filed by the Company under the Act covering Common Stock (or other securities) to be sold on the Company’s behalf to the public in an underwritten initial public offering), it shall not, to the extent requested by the Company, sell or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that each officer and director of the Company and each holder of one percent (1.0%) or more of the Company’s outstanding equity securities enters into a similar agreement. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of any such period.

2.11 Waivers and Amendments of Registration Rights. Any term of this Section 2 may be amended and the observance of any term of this Section 2 may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the shares of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon the Company and each Holder of rights under this Section 2.

2.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 2 after (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) the first date as of which Holder may sell all of Holders of Registrable Securities within any period of ninety (90) consecutive days pursuant to Rule 144.

3. CERTAIN COVENANTS OF THE COMPANY

3.1 Information and Inspection Rights. Subject to Section 3.2, below:

3.1.1 The Company shall provide to each Holder the following information:

A. As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders’ equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants selected by the Company;

B. As soon as practicable after the end of each quarter, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such quarter, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company; and

C. As soon as it is available, but in any event within thirty (30) days prior to the end of the current fiscal year, an annual financial and business plan for the next fiscal year of the Company containing profit and loss projections, cash flow projections, and capital expenditures, all on a monthly basis.

3.1.2 The rights granted pursuant to Section 3.1.1, above, may be assigned or otherwise transferred by the Holder or by any subsequent transferee only to an assignee who acquires sufficient shares of Preferred Stock so as to hold, in the aggregate, at least fifteen percent (15.0%) of the number of shares of Preferred Stock then outstanding.

3.1.3 The foregoing covenants set forth in this Section 3.1 shall terminate and be of no further force or effect upon the closing of a Qualified Initial Public Offering.

3.2 Confidentiality. Except with the prior written consent of the Company, each Holder receiving information from the Company pursuant to Section 3.1, above, shall not (i) disclose such information to any person without the prior written consent of the Company (which consent may be withheld in the absolute discretion of the Company), and (ii) shall not use such information for any purpose other than in evaluating such person’s investment in the Company. The foregoing covenant shall not apply to any information which becomes generally available to the public other than by reason of Holder’s breach of its obligations under this Section 3.2.

3.3 Reservation of Common Stock. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all Common Stock issuable from time to time upon such conversion.

4. MISCELLANEOUS PROVISIONS

4.1 Notices. All notices, requests, demands or other communications permitted or required under this Agreement shall be effective only if in writing, and shall be deemed to have been given, received and delivered (a) when personally delivered; (b) on the third (3rd) business day after the date on which it was deposited by certified or registered United States mail, return receipt requested, postage prepaid; (c) on the date on which transmitted by facsimile or other electronic means generating a receipt evidencing a successful transmission (provided that, on that same date, a copy of such notice is sent by registered or certified mail, postage prepaid, return receipt requested), or (d) on the next business day after the day on which deposited with a public carrier regulated under United States laws (e.g., Federal Express) for overnight delivery, with a return receipt (or equivalent thereof administered by such regulated public carrier) requested, in a sealed envelope addressed to the party for whom intended at the address or facsimile number set forth on the signature page of this Agreement or such other address or facsimile number, notice of which is given in a manner permitted by this Section 4.1.

4.2 Descriptive Headings. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

4.3 Arbitration. All disputes arising under or in connection with this Agreement and transactions contemplated herein shall be resolved through binding arbitration, before a single arbitrator, in the City of Santa

Barbara, California, under the rules then obtaining of the American Arbitration Association. the decision of the arbitrator shall be final and binding on the parties hereto, and judgment thereon may be entered in a court of competent jurisdiction.

4.4 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California. Subject to Section 4.3, above, the exclusive venue for all disputes hereunder shall be the Superior Court in and for Santa Barbara County. Each party hereto consents to the jurisdiction of the courts of the State of California, and waives any objection that such venue shall be in any way inconvenient or otherwise objectionable.

4.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, binding on each signatory thereto. The parties acknowledge and agree that after the execution hereof by the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the Series E Holders initially executing this Agreement:

4.5.1 Additional Closings for Series E Offering. The Company intends to conduct one or more closings of the sale of shares of Series E Preferred Stock, pursuant to the Series E Preferred Stock Purchase Agreement of even date herewith, and each person purchasing shares of such stock pursuant to such Series E Preferred Stock Purchase Agreement shall be entitled to execute counterparts of this Agreement and hold the rights conferred upon the Series E Holders herein, and such persons shall be treated as parties to this Agreement without any action or consent by any other party hereto; and

4.5.2 Continuation. This Agreement shall continue in full force and effect with respect to the parties who have executed this Agreement, regardless of whether or not any of the persons identified in Section 4.5.1, above, hereafter executes a counterpart or this Agreement or otherwise are treated as parties to this Agreement.

4.6 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their respective successors and assigns; provided that the registration rights conferred upon Investor in Section 2 of this Agreement are personal to Investor and may not be assigned to any purchaser of all or any portion of the Shares.

4.7 Entire Agreement. This Agreement (i) represents the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior or contemporaneous understandings, whether oral or written, regarding such subject matter, and (ii) may not be modified or amended, except by a written instrument executed by the party against whom enforcement of any such amendment may be sought.

4.8 Separability; Severability. Unless expressly provided in this Agreement, the rights of each Holder under this Agreement are several rights, not rights jointly held with any other Holders. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Holder shall not affect the validity, legality or enforceability of this Agreement with respect to the other Holders. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

4.9 Stock Splits. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

4.10 Effective Date. The effective date of this Agreement, as to each Investor hereunder, is the first date as of which this Agreement has been signed by such Investor and the Company and the “Closing” described in the Purchase Agreement has occurred.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement on the day and year first set forth above.

“COMPANY:”

CALLWAVE, INC., a California corporation

	By:	/s/ ROBERT A. DOLAN
Date		Robert A. Dolan, CEO and Secretary

Address and Facsimile No. for Notices:

136 W. Canon Perdido, Ste. A
Santa Barbara, CA 93101

Facsimile: (805) 690-4202

[Signatures continued on following page.]

INVESTORS’ SIGNATURES:

/s/ Nick Abood	Nick Abood
Investor’s Signature	Investor’s Signature

Abood’s Family Trust
Investor’s Printed Name	Investor’s Printed Name

Trustee
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

4254 Motor Avenue
Culver City, CA 90232

Facsimile No.: (213) 746-1542

INVESTORS’ SIGNATURES:

/s/ FW Albershardt	/s/ Joan S. Albershardt
Investor’s Signature	Investor’s Signature

Fritz W. Albershardt
Investor’s Printed Name	Investor’s Printed Name

Trustee
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

4108 Via Largavista
Palos Verdes Estates, CA 90274

Facsimile No.: (530) 509-4822

INVESTORS’ SIGNATURES:

/s/ Kurt E. Albershardt	/s/ Julianna C. Flynn
Investor’s Signature	Investor’s Signature

Kurt E. Albershardt	Julianna C. Flynn
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

316 California Avenue, #149
Reno, NV 89509

Facsimile No.: (775) 993-9009

INVESTORS’ SIGNATURES:

/s/ Illegible
Investor’s Signature	Investor’s Signature

Alda Limited Partnership
Investor’s Printed Name	Investor’s Printed Name

President
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1764 Litchfield Tpke. Ste. 203
Woodbridge, CT 06525-2353

Facsimile No.: (775) 418-5242

INVESTORS’ SIGNATURES:

/s/ Illegible
Investor’s Signature	Investor’s Signature

Applegreen Partners
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Geo Capital LLC
825 Third Ave, 32 Fl
N.Y., N.Y. 10022
Facsimile No.: (212) 486-4469

INVESTORS’ SIGNATURES:

/s/ Scott C. Brittingham
Investor’s Signature	Investor’s Signature

Scott C. Brittingham Living Trust
Investor’s Printed Name	Investor’s Printed Name

Director/officer
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1559 East Valley Road
Santa Barbara, CA 93108

Facsimile No.: (805) 969-5441

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Brookwood Partners, L.P.
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

68 Wheatley Road
Brookville, N.Y. 11545

Facsimile No.: (516) 626-3073

INVESTORS’ SIGNATURES:

/s/ Robert V. Daiello	/s/ Marie Ann Daiello
Investor’s Signature	Investor’s Signature

Robert V. Daiello	Marie Ann Daiello
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

146 East Colt Road
Tempe, AX 85284

Facsimile No.: (480) 345-6698

INVESTORS’ SIGNATURES:

By: /s/ Illegible
Investor’s Signature	Investor’s Signature

DeAnza Properties, A California General Partnership
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

DeAnza Properties
920 West Fremont Ave
Sunnyvale, CA 94087
Facsimile No.: (408) 738-0231

INVESTORS’ SIGNATURES:

/s/ Barry Fingerhut
Investor’s Signature	Investor’s Signature

Barry Fingerhut
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

GeoCapital LLC
825 Third Avenue, 32 Fl
N.Y., N.Y. 10022
Facsimile No.: (212) 486-4469

INVESTORS’ SIGNATURES:

/s/ Michael D. Grable
Investor’s Signature	Investor’s Signature

Michael D. Grable
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ G. Dale Gray
Investor’s Signature	Investor’s Signature

G. Dale Gray
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Peter V. Sperling
Investor’s Signature	Investor’s Signature

Hermes Group
Investor’s Printed Name	Investor’s Printed Name

Peter V. Sperling—Principal
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ David S. Isenberg	/s/ Paula Blumenthal
Investor’s Signature	Investor’s Signature

David S. Isenberg	Paula Blumenthal
Investor’s Printed Name	Investor’s Printed Name

Note: JTWROS
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

18 S. Wickom Dr.
Westfield, NJ 07090

Facsimile No.: (775) 414-4979

INVESTORS’ SIGNATURES:

/s/ Palmer G. Jackson, Jr.
Investor’s Signature	Investor’s Signature

Palmer G. Jackson, Jr.
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Richard A. Kimball, Jr.
Investor’s Signature	Investor’s Signature

Richard A. Kimball, Jr.
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

755 Park Ave.
N.Y., N.Y. 10021

Facsimile No.: (212) 759-8878

INVESTORS’ SIGNATURES:

/s/ Michael A. Kramer
Investor’s Signature	Investor’s Signature

Michael A. Kramer
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1247 Oenoke Ridge
New Canaan, CT 06840

Facsimile No.: (203) 972-7268

INVESTORS’ SIGNATURES:

/s/ Irwin Lieber
Investor’s Signature	Investor’s Signature

Irwin Lieber
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

GeoCapital LLC
825 Third Avenue, 32 Fl
N.Y., N.Y. 10022
Facsimile No.: (212) 486-4469

INVESTORS’ SIGNATURES:

/s/ Alan C. Maltz
Investor’s Signature	Investor’s Signature

Alan C. Maltz
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Illegible
Investor’s Signature	Investor’s Signature

Maltz Associates LP
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ John D. Markel
Investor’s Signature	Investor’s Signature

John D. Markel
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

3214 Campanil Dr
Santa Barbara, CA 93019

Facsimile No.: (805) 687-9745

INVESTORS’ SIGNATURES:

/s/ Patrick McBrien
Investor’s Signature	Investor’s Signature

Patrick McBrien
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ David McClintock
Investor’s Signature	Investor’s Signature

David McClintock
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ James T. McClintock, Jr.
Investor’s Signature	Investor’s Signature

James Thomas McClintock, Jr.
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

P.O. Box 931194
Los Angeles, CA 90093

Facsimile No.: (209) 882-7723

INVESTORS’ SIGNATURES:

/s/ Joetta McClintock
Investor’s Signature	Investor’s Signature

Joetta McClintock
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.: (805) 969-6778

INVESTORS’ SIGNATURES:

/s/ Tom Murphy
Investor’s Signature	Investor’s Signature

Thomas Michael Murphy
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

2038 Chino St.
Santa Barbara, CA 93101

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Robert Senoff
Investor’s Signature	Investor’s Signature

Robert Senoff
Investor’s Printed Name	Investor’s Printed Name

Managing Member
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts) New Millennium Venture Partners II, LLC G.P. for New Millennium Partners II (non-Q) L.P.

Address and Facsimile No. for Notices:	Address and Facsimile No. for Notices:

2001 Union Street, Suite 690
San Francisco, CA 94123

Facsimile No.:	Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Robert Senoff
Investor’s Signature	Investor’s Signature

Robert Senoff
Investor’s Printed Name	Investor’s Printed Name

Managing Member
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts) New Millennium Venture Partners II, LLC G.P. for New Millennium Partners-CallWave, L.P.

Address and Facsimile No. for Notices:

2001 Union Street, Suite 690
San Francisco, CA 94123

Facsimile No.: (415) 749-2823

INVESTORS’ SIGNATURES:

/s/ Robert Senoff
Investor’s Signature	Investor’s Signature

Robert Senoff
Investor’s Printed Name	Investor’s Printed Name

Managing Member
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts) New Millennium Venture Partners II, LLC G.P. for New Millennium Partners II (non-Q), L.P.

Address and Facsimile No. for Notices:

2001 Union Street, Suite 690
San Francisco, CA 94123

Facsimile No.: (415) 749-2823

INVESTORS’ SIGNATURES:

/s/ Robert Senoff
Investor’s Signature	Investor’s Signature

Robert Senoff
Investor’s Printed Name	Investor’s Printed Name

Managing Member
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts) New Millennium Venture Partners II, LLC G.P. for New Millennium Partners II (non-Q), L.P.

Address and Facsimile No. for Notices:

2001 Union Street, Suite 690
San Francisco, CA 94123

Facsimile No.: (415) 749-2823

INVESTORS’ SIGNATURES:

/s/ Victor Oristano
Investor’s Signature	Investor’s Signature

Victor Oristano
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1764 Litchfield Tpke. Ste. 203
Woodbridge, CT 06525-2353

Facsimile No.: (775) 418-5242

INVESTORS’ SIGNATURES:

/s/ Victor Oristano
Investor’s Signature	Investor’s Signature

Oristano Foundation
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1764 Litchfield Tpke. Ste. 203
Woodbridge, CT 06525-2353

Facsimile No.: (775) 418-5242

INVESTORS’ SIGNATURES:

/s/ John Petote
Investor’s Signature	Investor’s Signature

John Petote
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Barry Rubenstein
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

68 Wheatley Road
Brookville, N.Y. 11545

Facsimile No.: (516) 626-3073

INVESTORS’ SIGNATURES:

/s/ Cliff R. Scholle	/s/ Diane M. Scholle
Investor’s Signature	Investor’s Signature

Scholle Family Trust Dated 11-19-96	Scholle Family Trust Dated 11-19-96
Investor’s Printed Name	Investor’s Printed Name

Trustee	Trustee
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

101 Sherwood Dr.
Santa Barbara, CA 93110

Facsimile No.: (805) 967-4181

INVESTORS’ SIGNATURES:

/s/ Charles F. Schwartz	/s/ Christine Schwartz
Investor’s Signature	Investor’s Signature

Charles F. Schwartz	Christine Schwartz
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Terry L. Scott
Investor’s Signature	Investor’s Signature

Terry L. Scott
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

1704 Riviera Dr.
Plano, TX 75093

Facsimile No.: (972) 713-6526

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Seneca Ventures
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

68 Wheatley Road
Brookville, N.Y. 11545

Facsimile No.: (516) 626-3073

INVESTORS’ SIGNATURES:

/s/ Douglas Smith
Investor’s Signature	Investor’s Signature

Douglas Smith
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

161 East 91st St. Apt. 40
New York, N.Y. 10128

Facsimile No.: (209) 885-9559

INVESTORS’ SIGNATURES:

/s/ Bradley I. Sobell	/s/ Howard A .Sobell
Investor’s Signature	Investor’s Signature

Bradley I. Sobell	Howard A. Sobell
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

10051 Jamestown St.
Ventura, CA 93004

Facsimile No.: (805) 690-9312 (818) 891-3121

INVESTORS’ SIGNATURES:

/s/ Peter V. Sperling
Investor’s Signature	Investor’s Signature

John G. Sperling 1994 Irrevocable Trust
Investor’s Printed Name	Investor’s Printed Name

Peter V. Sperling—Trustee
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Peter V. Sperling
Investor’s Signature	Investor’s Signature

Peter V. Sperling
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Illegible
Investor’s Signature	Investor’s Signature

V.G. Investments, A California limited partnership
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

DeAnza Properties
920 West Fremont Avenue
Sunnyvale, CA 94087
Facsimile No.: (408) 738-0231

INVESTORS’ SIGNATURES:

/s/ Albert Vitale
Investor’s Signature	Investor’s Signature

Albert Vitale
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Associates III, L.P.
Investor’s Printed Name	Investor’s Printed Name

CEO of General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Foreign Partners, L.P.
Investor’s Printed Name	Investor’s Printed Name

CEO of General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Foreign Partners III, L.P.
Investor’s Printed Name	Investor’s Printed Name

CEO of General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Partners, L.P.
Investor’s Printed Name	Investor’s Printed Name

CEO of General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Partners II, L.P.
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Wheatley Partners III, L.P.
Investor’s Printed Name	Investor’s Printed Name

CEO of General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

80 Cutterhill Road
Suite 311
Great Neck, N.Y. 11201
Facsimile No.: (516) 773-0996

INVESTORS’ SIGNATURES:

/s/ Albert Weisinger
Investor’s Signature	Investor’s Signature

Albert Weisinger
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Michael P. Whelan, Jr.	/s/ Josephine Whalen
Investor’s Signature	Investor’s Signature

Michael P. Whelan, Jr.	Josephine Whalen
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

INVESTORS’ SIGNATURES:

/s/ Andrew Winchester
Investor’s Signature	Investor’s Signature

Andrew Winchester
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

2825 Ben Lomond Dr.
Santa Barbara, CA 93105

Facsimile No.: (805) 898-0870

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Woodland Partners
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

68 Wheatley Road
Brookville, N.Y. 11545

Facsimile No.: (516) 626-3073

INVESTORS’ SIGNATURES:

/s/ Barry Rubenstein
Investor’s Signature	Investor’s Signature

Woodland Venture Fund
Investor’s Printed Name	Investor’s Printed Name

General Partner
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

68 Wheatley Road
Brookville, N.Y. 11545

Facsimile No.: (516) 626-3073

INVESTORS’ SIGNATURES:

/s/ Richard Ying
Investor’s Signature	Investor’s Signature

Richard Ying
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

2207 Fairview Ave. E147
Seattle, WA 98102

Facsimile No.: (206) 374-2149

INVESTORS’ SIGNATURES:

/s/ Charles Ying
Investor’s Signature	Investor’s Signature

Charles Ying
Investor’s Printed Name	Investor’s Printed Name

la12
Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

2207 Fairview Ave. E147
Seattle, WA 98102

Facsimile No.: (206) 374-2149

INVESTORS’ SIGNATURES:

/s/ Julie Zelnick	/s/ Scott Zelnick
Investor’s Signature	Investor’s Signature

Julie Zelnick	Scott Zelnick
Investor’s Printed Name	Investor’s Printed Name

Title of Person Signing (for Investors that are entities or trusts)	Title of Person Signing (for Investors that are entities or trusts)

Address and Facsimile No. for Notices:

Facsimile No.:

SCHEDULE A

INVESTORS HOLDING SHARES OF SERIES A PREFERRED STOCK

Investor	No. of Shares of Series A Preferred Stock
Kurt E. Albershardt & Julianna C. Flynn	30,000
Fritz W. & Joan S. Albershardt, Trustees of the Fritz W. & Joan S. Albershardt Family Trust Dated June 11, 1991	30,000
Palmer G. Jackson, Jr.	150,002
Maureen C. Laughlin & James L. Laughlin	30,000
David C. McClintock	12,000
James Thomas McClintock	45,000
Joetta McClintock	6,000
David L. Oster or Nancy H. Oster	30,000
Bradley I. Sobel and Howard A. Sobel	15,000
Peter V. & Stephanie G. Sperling	300,003

TOTAL	648,005

SCHEDULE B

INVESTORS HOLDING SHARES OF SERIES B PREFERRED STOCK

Investor	No. of Shares of Series B Preferred Stock
Palmer G. Jackson, Jr.	89,051
Lauglin Investment Co. Ltd. Partnership	33,722
Mausner Family Trust	41,667
Thomas Michael Murphy	8,333
Charles Ying	54,168
Richard Ying	54,168
Michael D. Grable	33,333
John Petote	83,333
Kurt E. Albershardt & Julianna C. Flynn	8,766
Fritz W. & Joan S. Albershardt, Trustees of the Fritz W. & Joan S. Albershardt Family Trust Dated June 11, 1991	583
Maureen C. Laughlin & James L. Laughlin	1,157
David C. McClintock	302
Joetta McClintock	130
James Thomas McClintock	1,472
David L. Oster or Nancy H. Oster	1,338
Bradley I. Sobel and Howard A. Sobel	537
Patrick K. McBrien	41,667
Peter V. & Stephanie G. Sperling	2,333,334
Scott & Julie Zeinick	41,666

TOTAL	2,828,727

SCHEDULE C

INVESTORS HOLDING SHARES OF SERIES C PREFERRED STOCK

Investor	No. of Shares of Series C Preferred Stock
Alan C. Maltz	200,000
Maltz Associates, L.P.	50,000
Albert C. Weisinger	20,833
Woodland Partners	83,333
Monica Masuda	41,666
John G. Sperling 1994 Irrevocable Trust	833,334

TOTAL	1,229,166

SCHEDULE D

INVESTORS HOLDING SHARES OF SERIES D PREFERRED STOCK

Investor	No. of Shares of Series D Preferred Stock
Alan C. Maltz	200,000
Albert C. Weisinger	10,417
Alberto A. Vitale	40,240
Alda Limited Partnership	34,203
Barry K. Fingerhut	20,833
Barry Rubenstein	83,333
Charles F. and Christine Schwartz	10,059
David S. Isenberg & Paula Blumenthal	21,306
Douglass Munro Smith	57,600
Geretz Investments, LP	6,250
Irwin Lieber	20,833
Jean S. Oristano	16,096
Matthew Oristano	34,203
Michael A. Kramer	20,287
Michael F. Whalen, Jr. & Dr. Josephine Whalen	10,140
The Oristano Foundation	20,120
Abood Family Trust	4,167
Patrick McBrien	12,000
Peter Lynch and Susan McMullen Lynch	10,059
R. Michael Crill	62,500
Richard A. Kimball, Jr.	20,833
Scott & Julie Zelnick	10,000
Scott C. Brittingham, Living Trust	20,833
Seneca Ventures, LP	41,667
Sunil S. Kripalani	9,658
Terry L. Scott	10,059
Todd A. & Nancy J. Rowley	12,072
Victor Oristano	10,059
Woodland Partners	41,667
Davis-Marrin Communications, Inc.	21,784
G. Dale Gray as nominee (G. Dale Gray & Associates, LTD)	4,167
G. Dale Gray as nominee (Warren Newall Bloss III)	2,000
G. Dale Gray & Mary Hyder Gray	4,167
The William & Sandra Kaszeta Trust	5,208
Robert V. & Maria A. Daiello	5,208
Michael D. Grable	20,834
Community Associates Services	41,667
New Millennium Partners—CallWave, LP	625,000
Mausner Family 1997 Trust	20,834
Woodland Venture Fund, LP	83,333

TOTAL	1,705,696

SCHEDULE E

INVESTORS HOLDING SHARES OF SERIES E PREFERRED STOCK

Investor	Original Investment	Accrued Interest at May 31, 2001	Per Diem Interest Accrual After May 31, 2001
Hermes Group	$5,000,000.00	$191,527.78	$972.22
Peter V. Sperling	3,300,000.00	100,352.78	641.67
John G. Sperling 1994 Irrevocable Trust	1,000,000.00	51,527.78	194.44
Applegreen Partners	50,000.00	3,140.28	9.72
Barry Fingerhut	150,000.00	9,420.83	29.17
Brookwood Partners	100,000.00	6,280.56	19.44
Irwin Lieber	150,000.00	9,391.67	29.17
Seneca Ventures	299,999.00	13,163.88	58.33
Woodland Partners	150,000.00	9,420.83	29.17
Woodland Venture Fund	299,999.00	13,163.88	58.33
Wheatley Partners	498,187.43	18,414.07	96.87
Wheatley Partners II	260,035.34	9,611.47	50.56
Wheatley Partners III	1,744,643.80	64,485.69	339.24
Wheatley Foreign Partners	42,208.25	1,560.10	8.21
Wheatley Foreign Partners III	373,134.48	13,791.85	72.55
Wheatley Associates III	381,792.93	14,111.83	74.24
New Millennium Partners II	1,739,161.35	131,007.16	338.17
New Millennium Partners II Non-Q	760,838.65	57,312.28	147.94
Scott C. Brittingharn, Living Trust	100,000.00	3,966.67	19.44
Thomas Michael Murphy	100,000.00	260.56	1.94
Douglass Monroe Smith	20,054.00	187.17	3.90
Alberto Vitale	27,100.00	152.81	5.27
Alda Limited Partnership	24,999.75	82.64	4.86
Oristano Foundation	15,002.56	49.59	2.92
Victor Oristano	9,999.90	25.28	1.94

TOTAL	$16,507,156.44	$722,409.43	$3,209.72